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                                                                    EXHIBIT 99.8







                              THE LEXINGTON CENTER

                              STATEMENT OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                           YEAR ENDED AUGUST 31, 1997







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                          Independent Auditors' Report



To the Board of Trustees
Transcontinental Realty Investors, Inc.

We have audited the accompanying statement of revenues and direct operating expenses of The Lexington Center for the year ended August 31, 1997. This statement of revenues and direct operating expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement of revenues and direct operating expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenues and direct operating expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Transcontinental Realty Investors, Inc.) and, as described in Note 1, is not intended to be a complete presentation of the results of operations.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses of The Lexington Center for the year ended August 31, 1997, in conformity with generally accepted accounting principles.




FARMER, FUQUA, HUNT & MUNSELLE, P.C.

Dallas, Texas
May 5, 1998


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                              THE LEXINGTON CENTER
                              STATEMENT OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                           Year Ended August 31, 1997



REVENUES
         Net rental revenues                                                            $     325,159
                                                                                        -------------

                  Total revenues                                                              325,159


DIRECT OPERATING EXPENSES
         Utilities                                                                             70,026
         Repairs and maintenance                                                               56,842
         Insurance                                                                             20,236
         Salaries and benefits                                                                  2,450
                                                                                        -------------

                  Total direct operating expenses                                             149,554
                                                                                        -------------

REVENUES IN EXCESS OF DIRECT OPERATING EXPENSES                                         $     175,605
                                                                                        =============







         The accompanying notes are an integral part of this statement.

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                              THE LEXINGTON CENTER
                         NOTES TO STATEMENT OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                                 August 31, 1997



NOTE 1:           ORGANIZATION AND BASIS OF PRESENTATION

                  The Lexington Center is a 74,603 square foot office building located in Colorado Springs, Colorado. During 1997, the property was owned by The Navigators.

                  The accompanying financial statement does not include a provision for depreciation and amortization, bad debt expense, interest expense, or income taxes. Accordingly, this statement is not intended to be a complete presentation of the results of operations. Additionally, The Navigators is a not-for-profit corporation and is not subject to real estate taxes, therefore there is no such provision in the accompanying financial statements

NOTE 2:           ACCOUNTING ESTIMATES

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3:           SUBSEQUENT EVENT

                  The property was sold to Transcontinental Realty Investors, Inc., a Nevada corporation on December 30, 1997.


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